UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 25, 2025

GOSSAMER BIO, INC.
(Exact name of Registrant as Specified in Its Charter)

Delaware	001-38796	47-5461709
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3115 Merryfield Row, Suite 120
San Diego, California, 92121

(Address of Principal Executive Offices) (Zip Code)
(858) 684-1300
(Registrant’s Telephone Number, Including Area Code)
N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	GOSS	Nasdaq Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
The 2025 annual meeting of stockholders of Gossamer Bio, Inc. (the “Company”) was held on June 25, 2025 (the “Annual Meeting”). At the Annual Meeting, the Company’s stockholders approved the Amended and Restated 2019 Incentive Award Plan (the “Amended and Restated 2019 Plan”). The Amended and Restated 2019 Plan was approved by the Company’s Board of Directors (the “Board”) on March 24, 2025, subject to stockholder approval at the Annual Meeting.
The terms and conditions of the Amended and Restated 2019 Plan are described in the section entitled “Item 4. Approval of Amendment and Restatement of 2019 Incentive Award Plan” in the Company’s Definitive Proxy Statement on Schedule 14A filed with the Securities and Exchange Commission on April 29, 2025 (the “2025 Proxy Statement”). The foregoing description of the Amended and Restated 2019 Plan does not purport to be complete and is qualified in its entirety by reference to the complete text of the Amended and Restated 2019 Plan, which is included as Appendix A to the 2025 Proxy Statement and is incorporated herein by reference.
Item 5.07 Submission of Matters to a Vote of Security Holders.
The following is a brief description of each matter voted upon at the Annual Meeting and the number of votes cast for, withheld or against, the number of abstentions and the number of broker non-votes with respect to each matter, as applicable.
1.The election of three directors to serve as Class I directors for a three-year term to expire at the 2028 annual meeting of stockholders. The following three Class I directors were re-elected by the votes indicated:

	For	Withheld	Broker Non-Votes
Thomas Daniel, M.D.	104,358,112	25,242,954	47,116,188
Sandra Milligan, M.D., J.D.	104,165,685	25,435,381	47,116,188
Steven Nathan, M.D.	114,441,599	15,159,467	47,116,188
2.The ratification of the selection of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2025. The selection was ratified by the votes indicated:

For	Against	Abstain	Broker Non-Votes
176,512,996	98,411	105,847	—
3.The approval, on an advisory basis, of the compensation of the Company's named executive officers. The compensation of the named executive officers was approved, on an advisory basis, by the votes indicated:

For	Against	Abstain	Broker Non-Votes
125,358,485	3,769,651	472,930	47,116,188
4. The approval of the Amended and Restated 2019 Plan. The Amended and Restated 2019 Plan was approved by the votes indicated:

For	Against	Abstain	Broker Non-Votes
87,795,419	41,469,393	336,254	47,116,188

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

GOSSAMER BIO, INC.

Date: June 25, 2025	By:	/s/ Christian Waage
Christian Waage
Executive Vice President, Technical Operations & Administration

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